EXHIBIT 10.13

OMNIBUS AMENDMENT AND WAIVER AGREEMENT

This OMNIBUS AMENDMENT AND WAIVER AGREEMENT (this “Amendment”), dated as of March 10, 2008, is entered into by and among Caterpillar Inc. (“Caterpillar”), Caterpillar Financial Services Corporation (“CFSC”), Caterpillar Finance Corporation (“CFC”), Caterpillar International Finance p.l.c. (“CIF”, and together with Caterpillar, CFSC and CFC, the “Borrowers”), the Banks and Local Currency Banks party hereto (collectively, the “Banks”), Citibank International plc, as the Local Currency Agent (the “Local Currency Agent”) and Citibank, N.A., as Agent (the “Administrative Agent”) under the Credit Agreement (as defined below), with respect to (a) the Credit Agreement and (b) the Local Currency Addendum (as defined below).  Each capitalized term used herein and not defined herein shall have the meaning ascribed thereto in the Credit Agreement.

PRELIMINARY STATEMENTS

A.    The Borrowers, the Banks, the Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent and as Japan Local Currency Bank, and the Local Currency Agent are parties to the Credit Agreement (Five-Year Facility), dated as of September 21, 2006 (as amended on September 20, 2007, the “Credit Agreement”).  The Borrowers have requested that the Banks and the Administrative Agent amend the Credit Agreement as hereinafter set forth, and the Banks and the Administrative Agent have agreed to amend the Credit Agreement pursuant to the terms of this Amendment.

B.    CFSC, CIF, the Local Currency Banks, the Local Currency Agent and the Administrative Agent are parties to the Local Currency Addendum, dated as of September 21, 2006 (the “Addendum”), to the Credit Agreement.  CFSC and CIF have requested that the Local Currency Banks, the Local Currency Agent and the Administrative Agent amend the Addendum as hereinafter set forth, and the Local Currency Banks, the Local Currency Agent and the Administrative Agent have agreed to amend the Addendum pursuant to the terms of this Amendment.

C.    CIF, being, as of the date of this Amendment,  a public limited company, plans to re-register as a private company under section 14(6) of the Irish Companies (Amendment) Act 1983 with the name “Caterpillar International Finance Limited” (the “CIF Re-Registration”).  Section 14(6) of the Companies (Amendment) Act 1983 provides that the:

        re-registration of a public limited company as a private company pursuant to this Act shall not affect any rights or obligations of the company or render defective any legal proceedings by or against the company, and any legal proceedings which might have been continued or commenced against it in its former status may be continued or commenced against it in its new status.

Therefore, the proposed re-registration of CIF as a private company does not affect CIF’s obligations under the Credit Agreement and the Addendum. For the avoidance of doubt, the Borrowers, the Banks, the Local Currency Agent and the Administrative Agent have agreed to enter into this Amendment to memorialize the proposed re-registration of CIF as a private company and its confirmation that its obligations under the Credit Agreement and Addendum are not affected thereby.

D.    Subsequent to the CIF Re-Registration, CIF proposes to transfer substantially all of its assets (consisting primarily of loans to affiliates of CFSC) to a wholly-owned subsidiary of CIF, Caterpillar International Finance Luxembourg S.ar.l (“CIF Lux”), in return for the issue of certain preferred equity certificates of CIF Lux (the “CIF Asset Transfer”).  The Borrowers have requested that the Banks agree to irrevocably waive any Event of Default or unmatured Event of Default that may arise under Section 6.01(c) of the Credit Agreement as a result of the CIF Asset Transfer, and the Banks have agreed to grant such irrevocable waiver pursuant to the terms hereof.

SECTION 1.  CIF Confirmation.

CIF confirms that it will, upon the CIF Re-Registration taking effect, remain (a) liable for all of its obligations under the Credit Agreement and the Addendum, and (b) a “Borrower” under the Credit Agreement, the Addendum, and the Notes, and all references in the Credit Agreement, the Addendum and the Notes to “Caterpillar International Finance p.l.c.” or “CIF” shall, for the avoidance of doubt, be references to Caterpillar International Finance Limited.  CIF hereby represents and warrants that the representations and warranties by or relating to CIF set forth in Article IV of the Credit Agreement, as amended by this Amendment, are true and correct on and as of the date hereof and will be true and correct upon the CIF Re-Registration.

SECTION 2.  Amendments to the Addendum.

Subject to the satisfaction of the condition precedent set forth in Section 6 below:

Section 4.03(a) of the Addendum is hereby amended and restated in its entirety as follows:

    (a)    if to CIF, prior to March 25, 2008, at Caterpillar International Finance p.l.c. (after the CIF Re-Registration, Caterpillar International Finance Limited), 1 North Wall Quay, Dublin 1 Ireland, Attention:  Vincent Donlon, Director (Facsimile No.  353-1-670-0546) and from and after March 25, 2008, at 2120 West End Avenue, Nashville, Tennessee 37203, Attention: David A. Kacynski, Director (Facsimile No. 1 615 341-8596), with a copy to CFSC at its address and telecopy number referenced in Section 8.02 of the Credit Agreement;

SECTION 3.  Limited Waiver.

Effective as of the date hereof, subject to the satisfaction of the condition precedent set forth in Section 6 below, the Banks hereby irrevocably waive any Event of Default or unmatured Event of Default that would otherwise result under Section 6.01(c) of the Credit Agreement solely as a result of the CIF Asset Transfer.  This irrevocable waiver shall not be deemed to constitute a waiver of any other Event of Default or unmatured Event of Default, any future breach of the Credit Agreement, or any future breach of the other agreements, documents and instruments delivered in connection with the Credit Agreement.  The agreement to the terms hereof by any of the Banks, the Administrative Agent or the Local Currency Agent shall not establish a custom or course of dealing among the Administrative Agent, the Local Currency Agent, any Bank or any Borrower.

SECTION 4.  Further Assurances.

CIF and each of the other Borrowers shall execute such other documents or instruments as may be reasonably requested by the Administrative Agent, the Local Currency Agent or any of the Banks in connection with this Amendment, the CIF Asset Transfer and the CIF Re-Registration.  Without limiting the generality of the foregoing, the Borrowers agree that within ten (10) Business Days after the CIF Re-Registration, CIF will deliver to the Administrative Agent an opinion from Irish counsel for CIF, substantially in the form attached hereto as Exhibit A, that the CIF Re-Registration has become effective under Irish law.

SECTION 5.  Reaffirmation of CFSC Guaranty.

CFSC hereby reaffirms all of its obligations under Article IX of the Credit Agreement and acknowledges and agrees that such obligations remain in full force and effect and are hereby ratified, reaffirmed and confirmed.

SECTION 6.  Conditions Precedent.

This Amendment shall be deemed effective as of the date hereof upon the Administrative Agent having received duly executed copies of this Amendment from each Borrower, the Majority Banks and the Majority Local Currency Banks, provided that this Amendment shall cease to be effective if the CIF Re-Registration has not occurred by April 30, 2008.  The Administrative Agent shall notify the Borrowers within two (2) Business Days after the date that the Administrative Agent receives the requisite duly executed copies of this Amendment from the Majority Banks and the Majority Local Currency Banks.

SECTION 7.  Covenants, Representations and Warranties of the Borrowers.

7.1    Upon the effectiveness of this Amendment, each Borrower hereby reaffirms all covenants, representations and warranties made by it in the Credit Agreement, as amended hereby and giving effect to that certain Waiver to Credit Agreement (Five Year Facility), dated as of November 26, 2007, among the Borrowers, the Banks, the Administrative Agent, The Bank of Tokyo-Mitsubishi UFJ, Ltd., as Japan Local Currency Agent and as Japan Local Currency Bank, and the Local Currency Agent (the “Waiver”), and agrees that all such covenants, representations and warranties shall be deemed to have been re-made as of the effective date of this Amendment.

7.2    Each Borrower hereby represents and warrants that (a) this Amendment constitutes a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms, except as enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting creditor’s rights generally and by the effect of general principles of equity and (b) upon the effectiveness of this Amendment, no Event of Default shall exist with respect to such Borrower and no event shall exist which, with the giving of notice, the lapse of time or both, would constitute an Event of Default with respect to such Borrower except, in both cases, for those Events of Default, either matured or unmatured, as described in the Waiver.

SECTION 8. Reference to and Effect on the Credit Agreement.

8.1    Upon the effectiveness of this Amendment, each reference in (a) the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby, and each reference to the Credit Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Credit Agreement shall mean and be a reference to the Credit Agreement as amended hereby and (b) the Addendum to “this Addendum”, “hereunder”, “hereof”, “herein” or words of like import shall mean and be a reference to the Addendum, as amended hereby, and each reference to the Addendum in any other document, instrument or agreement executed and/or delivered in connection with the Addendum shall mean and be a reference to the Addendum as amended hereby

8.2    Except as specifically amended or waived above, the Credit Agreement, the Addendum, the Notes and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

8.3    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any party under the Credit Agreement, the Addendum, the Notes or any other document, instrument or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein, except as specifically set forth herein.

SECTION 9.  Execution in Counterparts.

This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  Delivery of a signature page by facsimile transmission shall be as effective as manual delivery thereof.

SECTION 10. Governing Law.

This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

SECTION 11. Headings.

Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective representatives thereunto duly authorized as of the date first above written.

CATERPILLAR INC.

By:	/s/ Kevin E. Colgan
	Name:	Kevin E. Colgan
	Title:	Treasurer

CATERPILLAR FINANCIAL SERVICES CORPORATION

By:	/s/ David A. Kacynski
	Name:	David A. Kacynski
	Title:	Treasurer

CATERPILLAR INTERNATIONAL FINANCE p.l.c.

By:	/s/ David A. Kacynski
	Name:	David A. Kacynski
	Title:	Director

CATERPILLAR FINANCE CORPORATION

By:	/s/ David A. Kacynski
	Name:	David A. Kacynski
	Title:	Director

CITIBANK, N.A., as Agent

By:	/s/ Kevin Ege
	Name:	Kevin Ege
	Title:	Vice President

CITIBANK, N.A., as a Bank and as a Local Currency Bank

By:	/s/ Kevin Ege
	Name:	Kevin Ege
	Title:	Vice President

CITIBANK INTERNATIONAL plc, as Local Currency Agent

By:	/s/ Alasdair Watson
	Name:	Alasdair Watson
	Title:	Senior Specialist

JPMORGAN CHASE BANK, N.A.

By:	/s/ Randolph Cates
	Name:	Randolph Cates
	Title:	Executive Director

BANK OF AMERICA, N.A.

By:	/s/ Jeff Armitage
	Name:	Jeff Armitage
	Title:	Senior Vice President

ABN AMRO Bank N.V., as a Bank and as Local Currency Bank

By:	/s/ Jean Tremblay
	Name:	Jean Tremblay
	Title:	Managing Director

By:	/s/ Brendan Korb
	Name:	Brendan Korb
	Title:	Director

BARCLAYS BANK PLC, as a Bank and as a Local Currency Bank

By:	/s/ Nicholas Bell
	Name:	Nicholas Bell
	Title:	Director

SOCIETE GENERALE, as a Bank and as a Local Currency Bank

By:	/s/ Kimberly A. Metzger
	Name:	Kimberly A. Metzger
	Title:	Director

ROYAL BANK OF CANADA, as a Bank

By:	/s/ Meredith Majesty
	Name:	Meredith Majesty
	Title:	Authorized Signatory

ROYAL BANK OF CANADA, acting through its London Branch, as a Local Currency Bank

By:	/s/ Michael Atherton
	Name:	Michael Atherton
	Title:	Managing Director

WestLB AG, New York Branch, as a Bank and as a Local Currency Bank

By:	/s/ Peter Badura
	Name:	Peter Badura
	Title:	Managing Director

By:	/s/ Salvatore Battinelli
	Name:	Salvatore Battinelli
	Title:	Managing Director

TORONTO DOMINION (TEXAS) LLC, as a Bank

By:	/s/ Debbi L. Brito
	Name:	Debbi L. Brito
	Title:	Authorized Signatory

STANDARD CHARTERED BANK

By:	/s/ Karen Bershtein
	Name:	Karen Bershtein
	Title:	Associate Director

By:	/s/ Robert K. Reddington
	Name:	Robert K. Reddington
	Title:	AVP/Credit Documentation Credit Risk Control Standard Chartered Bank N.V.

Australia and New Zealand Banking Group Limited, as a Bank

By:	/s/ John W. Wade
	Name:	John W. Wade
	Title:	Director

THE BANK OF TOKYO-MITSUBISHI UFJ LTD., as a Bank

By:	/s/ Christine Howatt
	Name:	Christine Howatt
	Title:	Authorized Signatory

LLOYDS TSB BANK PLC, as a Bank

By:	/s/ Windsor R. Davies
	Name:	Windsor R. Davies
	Title:	Managing Director Corporate Banking USA D061

By:	/s/ Deborah Carlson
	Name:	Deborah Carlson
	Title:	Director Corporate Banking USA C103

MERRILL LYNCH BANK USA, as a Bank and as a Local Currency Bank

By:	/s/ Derek Befus
	Name:	Derek Befus
	Title:	Vice President

COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank and as a Local Currency Bank

By:	/s/ Al Morrow
	Name:	Al Morrow
	Title:	Assistant Vice President

By:	/s/ John Marlatt
	Name:	John Marlatt
	Title:	Senior Vice President

ING Bank N.V. Dublin Branch, as a Bank and as a Local Currency Bank

By:	/s/ Emma Condon
	Name:	Emma Condon
	Title:	Vice President

By:	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

U.S. Bank National Association, as a Bank

By:	/s/ James N. DeVries
	Name:	James N. DeVries
	Title:	Senior Vice President

Mellon Bank, N.A., as a Bank

By:	/s/ Daniel J. Lenckos
	Name:	Daniel J. Lenckos
	Title:	First Vice President